Slide 1

First Financial Holdings, Inc.
Charleston, South Carolina
 A. Thomas Hood
President and CEO
R. Wayne Hall
Executive Vice President and CFO
July 2007

Slide 2

Forward-looking Statements
Certain matters in the presentation today constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2006. Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

Slide 3

FIRST	FIRST	The KIMBRELL
SOUTHEAST	SOUTHEAST	Company, Inc.
Investor Services, Inc.	Insurance Services, Inc.

FIRST	KINGHORN	PREFERRED
SOUTHEAST	Insurance Services, Inc.	Markets, Inc.
Fiduciary & Trust Services, Inc.

	JOHNSON	ATLANTIC
	Insurance Associates, Inc./	Acceptance Corp.
Benefit Administrators, Inc.

Slide 4

1	Corporate Profile/Vision/Goals
2	Convenience/Customer Driven Distribution System/Advertising
3	Core Deposit Growth
4	Insurance Sales and Services
5	Other Income Growth
6	Distribution Channels/Market Overviews and Deposit Shares
7	Human Capital
8	Financial Performance/ Investment Highlights
9	Management Team

Slide 5

  Total Assets $ 2,670,934
  Net Loans $ 2,122,228
  Total Equity $ 188,759
  Equity/Assets 7.07%
  Market capitalization $ 387,319
  Average Compounded Growth Rate 2 Year 10 Year
    Assets 2.82% 4.82%
    Earnings per share 4.86% 11.86%
    Stock Price (NASDAQ GSM: FFCH) 4.58% 7.41%
    Dividends 4.30% 10.95%

Slide 6

Vision:  Devotion to the financial success of our customers.

Mission:  To help our customers achieve financial success, through exceptional personal service, constant product and service innovation, local involvement, and a commitment to our core values.

Slide 7

We are committed to providing our customers with the personal resources and information they need to address their financial opportunities or challenges.

We believe that customers should be able to access their accounts in the time, place, and way that best meets their needs.

In every interaction, we strive to exceed the customer's expectations.

We are committed to constantly improve the service experience for our customers.

Slide 8

We recognize opportunity wherever it exists and make the most of it.

We create opportunity where none exists.

We constantly work to improve the value we bring to our customers.

We continually look for ways to make it simpler for our customers to manage their accounts, their finances, and their relationship with us.

Slide 9

We have an effective partnership with the communities we serve, contributing our time, resources, and a shared desire to make things better.

We consider it a duty to help make homeownership a reality to all who desire it.

We consider it a duty to educate our youth about basic money management.

We consider it a duty to promote personal savings and to provide the advice, tools, and encouragement needed to accomplish it.

Slide 10

We accept responsibility for our decisions and actions.

We set high goals and hold ourselves accountable.

We set high personal standards for honesty and integrity, which guide our decisions and our actions.

Slide 11

Continue to expand our advice businesses, the First Southeast group of companies.

Develop comprehensive financial planning options for our customers and link these solutions to services provided by our Company.

Increase total revenues over 5% and non-interest revenues to more than 45% of total revenues over time.

Increase core deposit account relationships to more than 56% of total deposits.

Further expand and diversify our in-store sales centers and optimize the convenience of other sales centers.

Expand sales center convenience by developing and deploying a variety of easily accessible self-service options at sales centers, and through our Internet, call center and telephone response channels.

Increase earnings per share by six to eight percent.

Slide 12

Seven Day a Week Banking

Evening Banking Hours

Free Checking

Extensive Branch & ATM Network

Free Online Banking & Bill Pay

In-School Banking at 43 Schools

Exceptional "You're First" Customer Service

Slide 13

 Day a Week Banking

Slide 14

[LOGO OF FIRST FEDERAL] Treats You Like...
[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]
...Gold	...a Star
[GRAPHIC APPEARS HERE]
...Royalty
[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]
...a Rock Star	...a Greek God

Slide 15

Sep-01 Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 Jun-06 Jun-07

Demand Deposits $309 $330 $398 $439 $520 $475 $500 $480

Regular Savings 121 136 150 167 170 149 158 141

Money Market 221 318 279 243 255 374 365 374

Slide 16

Deposit Composition
(amounts in millions)
June 30, 2002
CDs Checking Money Market Statement Savings
643 324 315 130

June 30, 2007
CDs Checking Money Market Statement Savings
887 480 374 141

Slide 17

Sep-03 Sep-04 Sep-05 Sep-06
Traditional Financial Centers 12960 13981 12987 12803
In-Store Financial Centers $2,959 $5,453 $8,238 $11,579

Slide 18

Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 Jun-06 Jun-07
# of Demand Deposits 80132 85033 90704 97014 103588
101554110358

Slide 19

Sep-02 Sep-03 Sep-04 Sep-05 Sep-06
Service Charges & Fees 9349 10604 11516 12927 17714
Fees per Account 116.67 124.7 126.96 133.25 171

Slide 20

Customer Loyalty Index Benchmark
Criteria Question	Benchmark Score	First Federal Score*
On a scale of 1-10
A. How likely are you to continue using First Federal for your future financial needs?	9.41	9.59
B. How likely are you to recommend First Federal to a friend or associate?	9.21	9.47
C. How would you rate your overall satisfaction with First Federal?	9.23	9.43
	Loyalty Index Score
First Federal's Loyalty Index*	86.85%
All CSP Clients	75.28%
*First Federal's Score as of June 30, 2007 as calculated by Customer Service Profiles (CSP)

Slide 21

	September 30		June 30
	2006		2007
		Weighted Average Rate		Weighted Average Rate
	Balance	Average Rate	Balance	Average Rate
Checking accounts	$ 474,705	0.20%	$ 479,943	0.17%
Statement and other accounts	148,752	0.55	140,924	0.55
Money market accounts	373,675	3.72	373,541	3.90
Certificate accounts	825,896	4.44	891,269	4.75
Total deposits	$ 1,823,028	2.87%	$ 1,885,677	3.10%
FHLB
Term	$ 465,000	4.76%	$ 425,000	5.14%
Overnight	$ -	-	$ 10,000	5.63
	$ 465,000	4.76%	$ 435,000	5.15%
Repos	$ 68,755	5.32%	$ 50,049	5.32%

Slide 22

Insurance Sales and Service
Twelve Months ending June 30, 2007

  Total Insurance Revenues: $23.4 million
  35% Prop. & Cas. Personal Lines/ 58% Prop. & Cas. Commercial Lines/7% Life & Health
  Prop./Cas. Premiums Written (in millions)
    Personal $ 52
    Commercial $ 97
    Wholesale (996 active producing agencies) $ 36
  Major Companies represented: Allstate, Selective, Auto-Owners, Travelers, Hartford, Zurich, Cincinnati, Harleysville and Chubb
  Largest Independent Allstate Agency in the United States.
  Recognized by Bank Insurance and Securities Association as being ranked 7th in the Country based on the contribution of insurance subsidiary to Holding Company net income.

Slide 23

Insurance Revenues
(amounts in thousands)
Sep-02	Sep-03	Sep-04	Sep-05	Sep-06	9 mos. Jun-06	9 mos. Jun-07
9966	13720	17514	20012	20792	15568	16875
0.088	0.115	0.147	0.159	0.155	0.156	0.163

Slide 24

Insurance Acquisitions
(amounts in millions)
			Premiums
Company	Date	Market	Written
Adams Insurance	1990	Personal lines	$ .8
Magrath Insurance	1992	Mixed lines	$ 3.9
Epps-McLendon	1995	Personal lines	$ 3.4
Associated Insurors	2000	Commercial lines	$ 11.5
Kinghorn Insurance	2001	Mixed lines, group health	$ 21.0
Johnson Insurance	2002	Commercial lines, Third Party	$ 18.0
		Administrator
Woodruff Agency (merged -	2003	Commercial lines	$ 5.0
Johnson Ins.)
The Kimbrell Group	2004	MGA--Excess, Surplus and	$ 27.0
		Standard Lines
Employer Benefits Strategies, Inc.	2006	Employee Benefits Plans	N/A
(merged - First Southeast Insurance)
Peoples Insurance Agency	2006	Personal lines	$ 3.5
(merged -First Southeast Insurance)

Other Insurance Operations
First Southeast Reinsurance		Private mortgage reinsurance
Family Financial Holdings, Inc.		Reinsures contractual liability policies written in
(14.3% ownership)		conjunction with debt protection programs.

Slide 25

Insurance Revenues
(amounts in thousands)
Sep-02 Sep-03 Sep-04 Sep-05 Sep-06
Existing Revenues 5755 10644 14486 19064 20792
Acquired Revenues 4211 3076 3028 948

Slide 26

Insurance, Brokerage and Trust Revenues
(amounts in thousands)
	Sep-02	Sep-03	Sep-04	Sep-05	Sep-06	9 mo. Jun-06	9 mo. Jun-07
Total Revenues	12270	16350	20345	23368	24399	18299	19540
% of Total Revenue	0.108	0.137	0.171	0.186	0.182	0.183	0.189

Slide 27

Non-Interest Income
(dollars in thousands)
	Sep-02	Sep-03	Sep-04	Sep-05	Sep-06	9 mo. Jun-06	9 mo. Jun-07
Non-Interest Income	$ 30,959	$ 40,866	$ 42,175	$ 49,245	$ 54,164	$ 40,852	$ 41,322
Percent of Income	27.2%	34.2%	35.5%	39.2%	40.50%	40.9%	39.9%

Slide 28

Non-Interest Income
(amounts in thousands)
	9 Months	9 Months	%	Fiscal	Fiscal	%
	6/07	6/06	Change	2006	2005	Change
Commissions on insurance	$ 16,875	$ 15,568	8%	$20,792	$ 20,012	4%
Service charges and fees on deposit accounts	12,753	13,367	(5)%	17,714	12,927	37%
ATM and debit card fees	4,343	3,350	30%	4,635	3,867	20%
Loan servicing operations, net	1,914	2,417	(21)%	2,789	1,932	44%
Brokerage fees	1,887	2,113	(11)%	2,777	2,646	5%
Net gain on sale of loans	1,419	1,689	(16)%	2,200	2,452	(10)%
Trust revenues	778	618	26%	830	710	17%
Credit card fee income	582	558	4%	759	658	15%
Real estate operations, net	(489)	(607)	(19)%	(607)	(673)	10%
Other	804	870	(8)%	1,281	986	30%
Non-interest income - Core*	40,866	39,943	2%	53,170	45,517	17%
Gains on disposition of assets	190	915	(79)%	989	2,530	(61)%
Judgment settlement					1,253	(100)%
Gain (loss) on sale of investment and mortgage-backed securities	266	(6)	4,533%	5	(55)	(109)%
Total non-interest income	$ 41,322	$ 40,852	1%	$54,164	$49,245
Core non-interest income to total revenue	39.50%	39.97%	(1)%	39.70%	36.20%
Total non-interest income to total revenue	39.94%	40.88%	(2)%	40.50%	39.10%

Slide 29

First Financial Holdings, Inc.
July 2007
Markets

[MAP AND LEGEND APPEAR HERE]

Slide 30

Market Overview - Charleston MSA
Total deposits in market: $9.6 billion
First Federal market share/rank: 11.8% / #3
Population: 616,1481 Median Family Income: $47,8311 Unemployment: 4.6%2
Largest Employers: Charleston County School District, Medical University of SC Hospital Authority, Medical University of SC, Berkeley County Schools, CareAlliance Health Services
Economic overview:
The Port of Charleston, with an economic impact of $3 billion a year and 55,000 jobs locally, is one of only a handful of ports to have received the Presidential "E" and "E-Star" awards for excellence in exporting. An estimated 45% of the cargo tonnage and one-third of containers are from South Carolina firms. North Europe and Asia are the Port's top markets, however, a total of 150 countries are served directly through the Port of Charleston.
International trade through the SPA's facilities provides 281,660 jobs paying $9.4 billion in wages to South Carolinians. In all, trade pumps $23 billion into the state economy and generates $2.5 billion in state and local taxes.
Mediterranean Shipping Company (MSC), the second largest container carrier in the world, has finalized plans to locate its South Atlantic corporate headquarters at Central Square at Watermark in Mount Pleasant. This expansion will double the size of the current workforce, bringing the total numbers of employees to 400 with 95% hired locally, and the company's facilities will also more than double, increasing to 45,000 sq. ft. This is the third time MSC has chosen to expand in the Charleston area, and this particular expansion represents a $7 million capital investment.
AirTran Airways began service to Charleston in late May 2007. The addition of low cost service is also expected to provide a boost to the region's tourism industry, especially the convention and meetings markets. (February 2007)
 Expansion Management magazine listed the Charleston-North Charleston metro area among the nation's "5-star knowledge worker metros." This listing looks at key indicators of an educated workforce.
 Expansion Management magazine also listed the Charleston-North Charleston metro area among the nation's top 20 mid-size metros for business attraction, coming in at #13. The State of South Carolina is listed as the fourth best state in the nation for business attraction.

  Bizjournals analyzed 25 years of federal income data for the nation's 110 major metropolitan areas. The study focused on per capita income, a key indicator of earning power and economic vitality. Included in the top five are three markets that elevated their income levels during the past quarter-century without much national fanfare: San Diego, Baltimore and Charleston, SC.
  In ranking of best places to live, the Charleston region has been named the "Best Big City" on the East Coast in the August issue of Outside magazine. "Culture is both old and new in this 337-year-old port city: Look for homegrown products like aged cigars and black tea, plus a burgeoning design scene and the new Art Institute of Charleston."
  American LaFrance, the country's oldest manufacturer of fire, rescue and emergency apparatus is establishing a new 57,000 sq. ft. headquarters and a new 440,000 sq. ft. manufacturing/assembly plant in the Jedburg Commerce Park adjacent to I-26 at Exit #194. The new $35 million headquarters, manufacturing/assembly operations and other facilities employ more than 400 people.

  Slide 31

  Market Overview - Charleston MSA
  (continued)

    Google Inc. announced plans for the company to open a facility in Berkeley County. Google Inc. will invest $600 million and create 200 jobs initially at the Mt. Holly data center.
    Pegasus Steel, headquartered near Johannesburg, South Africa, is establishing a North American headquarters and manufacturing operation in the Crowfield Corporate Center near Goose Creek. The company will invest more than $10 million to up fit a 100,000 sq. ft. building for steel fabrication using state-of-the-art machinery for cutting and forming of steel plates. Employment is expected to rise to 80 after initial operations begin in late summer.
    Sperry Van Ness, based in Irvine, CA, has just released the retail edition of its 2007 Top 10 Markets To Watch Report, which examines economic factors that impact future retail investment real estate. In compiling its report, Sperry Van Ness analyzed more than 60 primary, secondary and tertiary markets, examining economic factors that impact future retail investment in real estate. Market rankings were determined from a number of dynamics, including retail sales and inventory, vacancy factors and rental trends. Charleston was chosen largely because of the area's 5.36% increase in household income and 1.63% increase in population in 2007.
    The forecast is for the Charleston region's residential market to continue to expand. Approximately 10,000 new residential permits are forecast for 2007 and again in 2008. The average price of homes is also expected to increase. The average sales price of all homes sold are expected to rise by a modest 2.5% in 2007 and 5% in 2008.
    Rome, Italy-headquartered Alenia Aeronautica and Dallas-based Vought Aircraft Industries and the output from their North Charleston, South Carolina operation will supply yet another company: Boeing. The Alenia-Vought team will provide fuselage sections for Boeing's much-ballyhooed 7E7 Dreamliner jet. This is a US $510 million global aeronautics venture and as many as 650 well-paying jobs.
    In 2006 the region reported $18.1 billion in gross sales, an increase of 10.6% from the previous year, fueled by growing population and opening of the new Tanger Outlet Mall, as well as a steadily growing visitor industry. An estimated 5.1 million visitors traveled to the Charleston area in 2006, pumping $5.3 billion into the region's economy. The Charleston area average daily hotel rate climbed 8% to $138.89.
    The forecast for 2007 and 2008 is for 7% growth each year in gross retail sales. New retail centers opening in 2007 in the region include Lowes in Goose Creek, Kohls in Mt. Pleasant, Best Buy and Dicks Sporting Goods in Summerville.
    Travel & Leisure's magazine's "World's Best Awards 2007" list of the top 10 Cities in the U.S. and Canada ranks Charleston at #6.
    Editors of travel Web site Travelocity ranked international cities as top "foodie" destinations and Charleston made the 10-city list.
    In November 2006, the Wentworth Mansion in downtown Charleston, Woodlands Resort & Inn in Summerville and the Sanctuary at Kiawah Island each received for 2007 the AAA's Five Diamond Award, the automobile association's highest hotel and restaurant rating.
    Travel & Leisure's magazine's list of the top 100 hotels in the U.S. and Canada in their "World's Best Awards 2007" includes Woodlands Resort & Inn (Summerville) at #2, the Sanctuary at Kiawah Island at #5, Planters Inn (Charleston) at #7, Inn at Palmetto Bluff (Bluffton) at #34 and Wentworth Mansion (Charleston) at #40.
    The visitor industry kicked-off was predicted to be another record year with the 25th anniversary of the Southeastern Wildlife Expo in mid-February. The event drew an estimated 45,000+ visitors to the three day festival. The total economic impact was estimated at over $67 million. SEWE will be followed by a major event nearly every week during the spring. Major events include the annual Cooper River Bridge Run, 60th Annual Festival of Houses and Gardens, Family Circle Cup Tennis and Senior PGA Championship to be held at Kiawah in May. With AirTran Airways beginning service in late May/early June, the visitor industry can expect a boost in traffic from summer through fall as the low cost carrier will likely attract new visitors to the region. As a result, attraction attendance is forecast to increase 10% for 2007 and an additional 1.8% for 2008.

  Slide 32

Market Overview – Horry County

Total deposits in market: $5.6 billion

First Federal market share/rank: 5.0% / #10 ***(OPPORTUNITY)***

Population: 232,936[1] Median Family Income: $43,514[1] Unemployment: 4.1%[2]

Largest Employers: Horry County Department of Education, Wal-Mart Associates Inc., Horry County Council, Myrtle Beach Farms, AVX Corporation

Economic overview:

- **Myrtle Beach was the 13th fastest growing MSA in the nation according to U.S. Census Bureau statistics.**
- Horry County Schools rated "Excellent" by the South Carolina Board of Education
- ***Forbes Magazine*** **listed Myrtle Beach the 29th best place for business and careers out of 200 metro areas.**
- Myrtle Beach – Top workforce training programs in the U.S. as ranked by *Expansion Management.*
- Horry County led all counties in the state in travel expenditures, payroll income and jobs directly generated by domestic traveler spending in 2005. These expenditures reached nearly $2.7 billion, accounting for 31.4% of the state total and generated nearly $554 million in payroll income and over 37 thousand jobs for county residents. Approximately 13.2 million people visit annually.
- ***USA Today.com*** **ranked Myrtle Beach the second most popular beach in the U.S.**
- El Sol Mexican Restaurant Supply, a food producer/distributor has purchased the 25,000 sq. ft. shell building in the Loris Commerce Center. The company plans to be in operation in the spring after a $4 million up fit of the building and installation of equipment. The initial workforce of 25 people is expected to grow to 50 when full production is reached.

[1]SNL Financial

[2]SC Employment Security Commission, June 2007

32

Market Overview - Florence County
  Total deposits in market: $2.1 billion
  First Federal market share/rank: 7.8% / #4
  Population: 130,8051 Median Family Income: $41,8251 Unemployment: 6.1%2
  Largest Employers: McLeod Regional Medical Center, Florence Public School District #1, Quorum Health Group, Inc./Triad Hospitals, Honda of South Carolina Mfg., Inc., Wal-Mart Associates, Inc.
  Economic overview:

    McLeod Regional Medical Center is building an $80 million expansion. The project will include enlarging the five-story Pavilion Tower up to 12 floors housing 140 general acute care beds and 16 operating suites.
    Florence County received almost $199 million from domestic travelers, generating $42.1 million in payroll and over 2 thousand jobs.
    The Drs. Bruce & Lee Foundation donated $20 million for a new cultural arts center and to fund a new home for the Florence Little Theatre, following a $10.6 million gift five years ago to construct a $17 million library.
    Johnson Controls has chosen Florence for its new $35 million automotive battery assembly and distribution center. It opened in Spring 2007 and will eventually employ 200 people.
    Roche Carolina Inc. announced an expansion of its Florence pharmaceutical manufacturing facility. The $60 million investment will involve the construction of a new multi-purpose production unit in an existing manufacturing building. The expansion will help enable Roche to meet production needs for current and future life-saving medications. As a result of this investment, 25 to 30 new positions are expected to be created at the facility.
    New Millennium Building Systems, one of the nation's leading suppliers of joists and girders, has finalized plans to expand in Florence County. The $15 million expansion project will include acquisition of additional property, forty new employees, construction of new buildings and the purchase of new equipment.

  Slide 34

  Market Overview - Georgetown County
  Total deposits in market: $1.1 billion
  First Federal market share/rank: 11.6% / #3
  Population: 63,2931 Median Family Income: $42,7241 Unemployment: 6.3%2
  Largest Employers: Georgetown County Department of Education, Georgetown Hospital System, B E & K Construction Company, International Paper, County of Georgetown
  Economic overview:

    Maurice Franklin Louver Company, based in Lincoln, Rhode Island, plans to build a 20,000 sq. ft. plant on a 6-acre site in the Georgetown Airport Industrial Park. The new operation will produce round aluminum and plastic louvers used to ventilate and reduce moisture in residential, commercial, industrial and marine environments.
    Georgetown County benefited from more than $234 million in domestic traveler expenditures which included $46.1 million in wages and salaries and over 3 thousand jobs.
    3-V, Inc., a specialties chemical manufacturer, announced plans to invest an additional $15 million in its manufacturing operation.
    International Paper could invest as much as $200 million over the next five years in its manufacturing operation as part of its global pan to focus on uncoated paper and packaging products.
    Sid Harvey Industries, a manufacturer and remanufacturer of heating, ventilation, air-conditioning and refrigeration parts and equipment, has announced that they will be relocating their manufacturing and remanufacturing facility to Georgetown County. This move will create approximately 100 new jobs in Georgetown County.
    Texas-based American Gypsum Co. is to build a new $125 million gypsum wallboard plant in Georgetown County. A subsidiary of Eagle Materials Inc., the facility will create approximately 100 direct jobs and up to 200 indirect jobs.

  Slide 35

  Market Overview - Beaufort County
  Total deposits in market: $3.2 billion
  First Federal market share/rank: 3.5% / #12 (OPPORTUNITY)
  Population: 155,2121 Median Family Income: $56,9041 Unemployment: 4.8%2
  Largest Employers: Beaufort County School District, Wal-Mart Associates, Inc., County of Beaufort, Department of Defense, Beaufort Memorial Hospital
  Economic overview:

    Beaufort County posted $899 million in domestic expenditures to rank third in the state with 2.5 million visitors annually. These expenditures generated nearly $189 million in payroll as well as almost 13 thousand jobs within the county.
    Conde Nast Traveler magazine ranked Hilton Head eighth in the Top 10 North American Islands.
    The Inn at Harbour Town on Hilton Head Island was listed among the top North American resorts by Conde Nast Traveler.
    Travel & Leisure's magazine's list of the top 100 hotels in the U.S. and Canada in their World's Best Awards 2007 includes The Inn at Palmetto Bluff (Bluffton) at #34.

  Slide 36

  Highly Attractive Markets
  5 out of 6 market positions in higher growth markets
  Charleston MSA Horry Cty Florence Cty Georgetown Cty Beaufort Cty Brunswick Cty First Federal Markets SC US
  0.125 0.161 0.058 0.131 0.25 0.251 0.15 0.087 0.069

  Slide 37

  Market Characteristics
  1-4 Family Residential Building Permit Growth
  2002 2003 2004 2005 2006
  Charleston MSA 4762 5466 6949 7979 7305
  Horry & Georgetown Co. 2677 3442 4126 4900 6452

  Slide 38

  Market Share Data1
  Charleston MSA2
Rank	Institution Name	Offices	Deposits	Market %
1	WACHOVIA BK NA	23	$2,056,190	21.5
2	BANK OF AMERICA NA	18	1,188,567	12.4
3	FIRST FS&LA OF CHARLESTON	25	1,130,200	11.8
4	SOUTH CAROLINA FCU	1	991,281	10.4
5	NATIONAL BK OF SC	8	575,596	6.0
6	FIRST CITIZENS B&TC	19	474,716	5.0
7	BRANCH BKG&TC SC	9	443,884	4.6
8	SOUTHCOAST COMMUNITY BK	8	374,378	3.9
9	COMMUNITY FIRSTBANK	5	331,372	3.5
10	CAROLINA FIRST BK	6	313,040	3.3
11	HERITAGE TRUST FCU	1	290,721	3.0
12	TIDELANDS BK	2	241,313	2.5
13	BANK OF SOUTH CAROLINA	4	211,148	2.2
14	CPM FCU	1	130,080	1.4
15	SOUTH CAROLINA B&T NA	5	117,362	1.2
	All Others	43	681,395	7.1
Totals:		178	$9,551,243	100.0

  Slide 39

  Market Share Data1
  Horry County

Rank	Institution Name	Offices	Deposits	Market %
1	COASTAL FEDERAL BANK2	14	$ 863,796	15.4
2	CAROLINA FIRST BK	10	709,783	12.7
3	CONWAY NB	11	648,166	11.6
4	WACHOVIA BK NA	9	476,203	8.5
5	BRANCH BKG&TC SC2	7	449,375	8.0
6	NATIONAL BK OF SC	4	425,285	7.6
7	BANK OF AMERICA NA	8	365,455	6.5
8	BEACH FIRST NB	3	300,716	5.4
9	CRESCENT BK	4	280,475	5.0
10	FIRST FS&LA OF CHARLESTON	13	278,956	5.0
11	HORRY CTY ST BK	11	270,006	4.8
12	FIRST CITIZENS B&TC	5	120,827	2.2
13	FIRST PALMETTO SVGS BK	4	110,211	2.0
14	CAROLINA TRUST	1	103,548	1.9
15	ANDERSON BROTHERS BK	5	80,932	1.4
	All Others	7	112,215	2.0
Totals:		116	$5,595,949	100.0

  Slide 40

  Market Share Data1
  Florence County
Rank	Institution Name	Offices	Deposits	Market %
1	WACHOVIA BK NA	5	$ 397,183	19.3
2	BRANCH BKG&TC SC	3	394,335	19.1
3	FIRST RELIANCE BK	2	222,521	10.8
4	FIRST FS&LA OF CHARLESTON	5	160,169	7.8
5	BANK OF AMERICA NA	2	117,937	5.7
6	FIRST CITIZENS B&TC	6	105,196	5.1
7	CITIZENS BK	4	104,193	5.1
8	SOUTH CAROLINA B&T NA	2	73,696	3.6
9	FLORENCE NB	2	73,324	3.6
10	CAROLINA FIRST BK	3	72,437	3.5
11	SENTRY BANK & TRUST	1	60,087	2.9
12	NATIONAL BK OF SC	2	50,709	2.5
13	ANDERSON BROTHERS BK	2	38,734	1.9
14	CAROLINA B&TC	2	29,891	1.5
15	RBC CENTURA BK	1	25,483	1.2
	All Others	12	134,257	6.5
Totals:		54	$2,060,152	100.0

  Slide 41

  Market Share Data1
  Georgetown County
Rank	Institution Name	Offices	Deposits	Market %
1	PLANTATION FEDERAL BANK	2	$ 198,928	17.7
2	CAROLINA FIRST BK	3	136,573	12.2
3	FIRST FS&LA OF CHARLESTON	4	130,073	11.6
4	WACHOVIA BK NA	2	118,481	10.6
5	SOUTH CAROLINA B&T NA	2	97,076	8.6
6	FIRST CITIZENS B&TC	2	95,145	8.5
7	BANK OF AMERICA NA	3	59,111	5.3
8	GEORGETOWN KRAFT CU	1	47,732	4.3
9	BRANCH BKG&TC SC	2	39,691	3.5
10	CONWAY NB	2	37,061	3.3
11	EXCHANGE BK OF SC	1	36,279	3.2
12	NATIONAL BK OF SC	1	27,768	2.5
13	CITIZENS BK	1	26,989	2.4
14	PALMETTO HERITAGE B&T	1	23,896	2.1
15	COASTAL FEDERAL BANK	1	23,441	2.1
	All Others	3	24,417	2.2
Totals:		31	$1,122,661	100.0

  Slide 42

  Market Share Data1
  Beaufort County
Rank	Institution Name	Offices	Deposits	Market %
1	WACHOVIA BK NA	9	$ 587,341	18.2
2	BANK OF AMERICA NA	6	379,085	11.8
3	SOUTH CAROLINA B&T NA	5	237,729	7.4
4	BRANCH BKG&TC SC	4	227,599	7.1
5	SUNTRUST BK	4	221,370	6.9
6	COASTALSTATES BK	2	195,553	6.1
7	CAROLINA FIRST BK	2	173,356	5.4
8	LOWCOUNTRY NB	2	158,737	4.9
9	LIBERTY SVGS BK FSB	5	151,284	4.7
10	NATIONAL BK OF SC	2	138,971	4.3
11	PALMETTO ST BK	3	136,378	4.2
12	FIRST FS&LA OF CHARLESTON	3	114,168	3.5
13	REGIONS BANK	6	113,517	3.5
14	ISLANDS COMMUNITY BK NA	1	60,198	1.9
15	BEACH FIRST NB	2	59,771	1.9
	All Others	10	264,167	8.2
Totals:		66	$3,219,224	100.0

  Slide 43

  Market Share Data1
  Brunswick County, NC
Rank	Institution Name	Offices	Deposits	Market %
1	BRANCH BANKING&TRUST CO 2	10	$ 838,917	52.0
2	SECURITY SAVINGS BANK SSB	7	202,952	12.6
3	COASTAL FEDERAL BANK 2	6	172,246	10.7
4	WACCAMAW BANK	3	107,334	6.7
5	FIRST-CITIZENS BANK&TRUST CO	4	94,034	5.8
6	BANK OF AMERICA NA	3	93,237	5.8
7	RBC CENTURA BANK	3	43,837	2.7
8	FIRST FS&LA OF CHARLESTON	1	31,948	2.0
9	COOP BANK	1	25,545	1.6
10	BANK OF WILMINGTON	1	1,946	0.1
Totals:		39	$1,611,996	100.0

  Slide 44

  Human Capital
  July 2007
  Average Years with the Company

  Mgmt. Team Sales Office Mgr Mortgage Loan Originators Financial Services Reps. Investment Officers Insurance Reps.

  Years 19 12 11 8 6 9

  Slide 45

  Employee Development and Retention

    Experienced, Motivated Management Team
    Succession planning for key positions
    Qualified, Well-trained Staff
    Comprehensive Use of Incentive based compensation
      100% of Management Team/Board of Directors compensation awards are performance based
      38% of Total Employees Incentive Based
    Commitment to Education and Development
      Tuition Reimbursement
      Organizational Development Program
      Expanded training opportunities in-house, online
      Self-Development Program
    Results:
    "South Carolina Family Friendly Workplace Awards" winner, 2005
    Placed 3rd in the top 15 "Best Places to Work in South Carolina"
    High retention levels

  Slide 46

  Performance Drivers
  June 30, 2007

    Targets for Management Team Stock Ownership-One to Four Times Compensation
    Specific Goals for Management Performance Plan - ROE Driven
    Performance Plan for Directors - ROE Driven
    84% Employees Own Company Stock
    18% of Shares Outstanding Owned by Directors, Officers & Employees

  Slide 47

  Financial Performance

  Slide 48

  Assets
  (amounts in billions)
  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 Jun-07
  $2.26 $2.32 $2.44 $2.52 2.66 $2.67

  Slide 49

  Loan Portfolio
  (amounts in millions)
  6/30/2002
  Construction 90
  Consumer 365
  Multifamily, Commercial Real Estate & Business 259
  Land & Lots 78
  Residential Real Estate 1141
  6/30/2007
  Construction 132
  Consumer 606
  Multifamily, Commercial Real estate & Business 323
  Land & Lots 227
  Residential Real Estate 904

  Slide 50

  Sound Asset Quality

  Conservative Credit Culture

    Chief credit officer in place 19 years
    Centrally-managed credit analysis
    81% of loan portfolio collateralized by real estate.

  Slide 51

  Consumer Home Equity Lending
  (amounts in millions)
  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 Jun-07
  Equity Lending 157000 155000 189000 229000 252000 264000

  Slide 52

  Consumer Home Equity Loans
  at June 30, 2007
    19% are 1st mortgages, 81% are 2nd mortgages
    99.3% are variable rate (prime based), 0.7% are fixed rate
    Average line amount of $68,017
    Average home value of $269,097
    Yield 8.14%
    30-day or more delinquency rate - 0.44%
    Net charge-offs: FY2006=0.01%, FY2005=0.03%, FY2004=0.05%

  Slide 53

  Mobile Home Lending
  (amounts in millions)

  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 Jun-07

  Equity Lending 112000 130000 144000 157000 174000 193000

  Slide 54

  Mobile Home Loans
  at June 30, 2007

    100% are fixed rate
    Average loan balance - $36,872
    Average rate - 9.52%
    State of origin:
      SC 77%
      NC 12%
      FL 7%
      GA 4%
    30-day or more delinquency rate - 1.54%
    Net charge-offs: FY2006=1.27%, FY2005=1.77%, FY2004=1.84%

  Slide 55

  Asset Quality - Net Charge-Offs
  (dollars in thousands)
	9 Months Ended 6/07	9 Months Ended 6/06	NCO's as a % by Portfolio Annualized
Allowance at Beginning of Period	$ 14,615	$ 14,155	YTD 6/07	YTD 6/06
Net Charge-Offs (Recoveries):
Commercial	250	64	0.43%	0.12%
Real Estate - Commercial	- 0 -	72	0.00%	0.02%
Real Estate - Residential	52	528	0.01%	0.08%
Consumer	1,144	1,012	0.39%	0.38%
NCO's, excluding Mobile Homes	1,446	1,676	0.10%	0.12%
Consumer - Mobile Homes	1,244	1,640	0.90%	1.34%
Total Net Charge-Offs	2,690	3,316	0.17%	0.22%
Provision for Loan Losses	3,119	3,622
Allowance at End of Period	$ 15,044	$ 14,461
Allowance as a Percentage of Loans	0.70%	0.70%

  Slide 56

  Historical Perspective on Asset Quality
	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
NCO/Avg. Loans	0.24	0.11	0.05	0.11	0.14	0.11	0.06	0.11	0.24	0.31	0.38	0.32	0.29	0.21
NPA/Loans	2.56	2.24	2.1	1.51	1.75	0.83	0.74	0.79	0.77	0.78	0.79	0.69	0.39	0.27

  Slide 57

  Problem Asset
  June 30, 2007
  (amounts in thousands)

Non-accrual Loans		$ 5,710
Loans 90 Days or More Past Due/Still Occurring		90
Renegotiated Loans		0
REO through Foreclosure		1560
	TOTAL	$ 7,360
NPA/Total Assets		.28%
Annualized Charge-offs/Average Loans		.17%
Allowance/Non-Performing Loans		259%

  Slide 58

  Efficiency Ratio
  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 9 mo. Jun-06 9 mo. Jun-07
  Bank Only 52.6% 55.0% 57.9% 57.9% 58.50% 57.5% 61.4%
  Consolidated 56.3% 59.8% 63.3% 63.8% 64.70% 64.5% 67.0%

  Slide 59

  Net Interest Income
  (amounts in thousands)

  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 9 mos. Jun-06 9 mos. Jun-07

  Net Interest Income 82684 78460 76602 76458 79725 $59,077 $62,138

  Slide 60

  Net Interest Spread
  Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07
  Yield on Earning Assets 5.74% 5.79% 6.02% 6.29% 6.44% 6.63% 6.75% 6.84% 6.88%
  Rate on Interest Bearing Liabilities 2.42% 2.55% 2.74% 2.99% 3.10% 3.32% 3.41% 3.51% 3.54%
  Net Interest Spread 3.32% 3.24% 3.28% 3.30% 3.34% 3.31% 3.34% 3.33% 3.34%

  Slide 61

  Well-Managed Interest Rate Risk
  June 30, 2007
  Net Interest Income Stability

  Down 200 Down 100 Up 100 Up 200

  1.40% 1.50% -2.20% -4.50%

  Slide 62

  Net Income
  (amounts in thousands)
  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 9 mo. Jun-06 9 mo. Jun-07
  Net Income 28152 27211 24554 26225 27629 20711 19881

  Slide 63

  Diluted Earnings Per Share
  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 9 mo. Jun-06 9 mo. Jun-07
  2.04 2.07 1.92 2.09 2.27 1.7 1.63

  Slide 64

  Core Return on Average Equity

  Sep-02 Sep-03 Sep-04 Sep-05 Sep-06 9 mo. Jun-06 9 mo. Jun-07

  17.3% 16.7% 14.9% 15.5% 15.8% 16.0% 14.1%

  Slide 65

  Share Repurchase Plans
  (in thousands)
	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Capital Ratio	6.28%	6.80%	6.07%	6.10%	6.75%	7.31%	7.01%	6.76%	6.70%	6.91%
Cumulative Shares Repurchased	93100	93100	143100	236400	236400	714200	1507500	1924600	2262635	2475345

  Slide 66

  Stock Performance
7/05	472,261	29.86
8/05	672,187	31.01
9/05	512,470	30.84
10/05	583,869	29.01
11/05	550,866	30.54
12/05	418,426	30.72
1/06	358,177	31.08
2/06	300,113	32.32
3/06	497,374	31.7
4/06	276,495	31.87
5/06	406,814	31.07
6/06	703,376	32
7/06	553,022	32.45
8/06	533,839	34.54
9/06	465,087	34.22
10/06	471,839	36.13
11/06	505,279	37.62
12/06	516,397	39.18
1/07	686,016	35.47
2/07	482,556	34.18
3/07	831,242	34.6
4/07	636,554	33.87
5/07	739,833	33.01
6/07	931,005	32.71

  Slide 67

  Consistent Dividend Growth

  1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

  0.42 0.48 0.56 0.62 0.68 0.76 0.88 0.92 0.96 1

  Slide 68

  Investment Highlights

    Proven management team
    Diversified balance sheet
    Bottom line focused management with significant management ownership
    High growth markets
    Exceptional customer service and convenience
    Core deposit growth
    Long history of strong asset quality management
    High convenience/customer driven distribution system
    Strong other income growth
    Effective management of interest-rate risk

  Slide 69

  Executive Management
Name	Title	Age	Experience
A. Thomas Hood	President & CEO	61	31 years
R. Wayne Hall	Executive Vice President & CFO	57	30 years
Charles F. Baarcke, Jr.	Executive Vice President & Chief Lending Officer	60	32 years
Susan E. Baham	Executive Vice President & COO	57	35 years
John L. Ott	Executive Vice President, Retail Banking	59	36 years

  Slide 70

  Senior Management
Name	Title	Age	Experience
Mark R. Adelson	SVP Investments	53	25 years
Robert C. Bailey	SVP Branch Admin	56	30 years
Elton K. Carrier	SVP Commercial Lending	64	33 years
Kenneth J. Clair	SVP Lending & Loan Op.	52	31 years
Charles L. Clark II	SVP Loan Servicing	63	39 years
R. Bruce Copeland, Jr.	SVP Marketing	49	22 years
C. Alec Elmore, Jr.	SVP Northern Region	46	25 years
Mark G. Endres	SVP and Controller	64	35 years
Jerry P. Gazes	SVP Human Resources	59	33 years
Anthony J. Johnston, IV	SVP Information Technology	45	21 years
Betsy B. Lewis	SVP Internal Audit	48	21 years
Allison A. Rhyne	SVP Insurance Services	54	28 years
Robert F. Snyder, Jr.	SVP Support Services	57	36 years
Richard H. Stoughton	SVP Planning & Development	61	32 years